For Immediate Release: Financial and Business Editor . . . February 15, 2005

The Bank Holdings Reports Fourth Quarter and Year End Results

(Reno, NV) . . . The Bank Holdings (NASDAQ: TBHS), parent holding company of Nevada Security Bank, today announced its results of operations and continued growth for the quarter and year ended December 31, 2004. Net income from operations of $332,000 was reported for the three months ended December 31, 2004 as compared to $90,000 for the same period in 2003, and a net loss of $241,000 for the fourth quarter of 2002.

For the year ended December 31, 2004, the Company reported net income of $281,000 as compared to the loss of $565,000 for the twelve months ended December 31, 2003 and a loss of $1.765 million for 2002, the Bank’s first full year of operations. .

The company’s balance sheet reflects continued growth during each of the quarters of 2004, ending the year at $246.8 million, as compared to $244.0 Million at September 30, $239.7 million at the end of the second quarter, and $236.0 million at the end of March, 2004 quarters, as compared to $166.1 million at December 31, 2003. Since December 31, 2003, deposits have risen over 26% to $188.3 million, gross loans have increased over 94% to approximately $161 million, and total assets increased by almost 49% to $247 million.

David Funk, President of Nevada Security Bank stated “We’ve had excellent loan growth as well as substantial deposit growth this year. With our recently opened northwest Reno branch office, and the opening of our Spanish Springs Valley office slated for early 2006, we expect to see that growth continue. In addition, we expect to finally have our Roseville, CA. office opened within the next few weeks. Although this was substantially delayed from our original schedule, we are delighted to have the lending staff selected for this location, and they are already working from temporary quarters. This year was very good, and we have every expectation that 2005 will be even better for the bank.”

Hal Giomi, Chief Executive Officer stated, “We did some balance-sheet clean-up in the third quarter, we had good quality loan growth in the fourth quarter, and we ended the year just about where we planned. The purchase of CNA Trust took us a little longer than we originally anticipated, but we finally will see the benefit of this acquisition during this first quarter. Right now, we are looking forward to our fourth full year of operation.”

CURRENT ACTIVITIES
During the first quarter, the Company’s common stock and warrants were listed on NASDAQ under the symbols TBHS and TBHSW, respectively, after the Company completed its secondary offering. In that offering, the Company received approximately $16 million in capital to repay debt, support the growth of Nevada Security Bank, and provide for opportunities for continued expansion. During the second quarter, we received regulatory approval for Nevada Security Bank’s fourth branch office, and we added new products to our loan production office capabilities. During the third quarter, we signed a definitive agreement for the acquisition of CNA Trust Corporation, found a larger facility for the loan production office in the Sacramento, California area and added a Chief Credit Officer and four new directors to the Company.

In October we opened our third full service branch office and received regulatory approval for the acquisition of CNA Trust. During the fourth quarter we received approval for the CNA relocation, and submitted an application for the Spanish Springs office, which approval has been received from the regulators.

FINANCIAL PERFORMANCE
On a quarterly basis, the unaudited consolidated income reported for the three months ended December 31, 2004 was $332,000 as compared to $90,000 for the three months ended December 31, 2003. For the year ended December 31, 2004 the Company’s reported unaudited net income of $281,000 as compared to a loss of $565,000 for the year ended December 31, 2003.

Unaudited net interest income before the provision for loan losses for the year ended December 31, 2004 was $6.9 million, as compared to $3.4 million for 2003. This represented a net interest margin of 3.12% for the year 2004, as compared to 2.91% for 2003.The Company’s provision for loan losses was $764,000 for 2004, and $602,000 for 2003. Non-interest income before securities items was $539,000 for 2004, as compared to $396,000 for 2003, and represented 0.36% of average earning assets, as compared to 0.35% for 2003.

Further, the provision for undisbursed loan commitments was $86,000 for the 2004 year, as compared to $13,000 for the year 2003.

Between December 2003 and 2004, total assets grew almost $81 million, or about 49%. During the same period, loan growth was approximately $78 million or almost 94%, and deposit growth was about $40 million or about 27%. The Allowance for Loan Losses was $1.586 million at December 31, 2004 and represented .99% of outstanding gross loans at that date, as compared to $822,000 and .99% of outstanding gross loans at December 31, 2003. Currently, about 13% of the Bank’s loan portfolio is government guaranteed, which has no required allowance.

Earnings per share for the year ended December 31, 2004 was $0.11, as compared to the loss per share of $0.40 for the year ended December 31, 2003. Return on average equity was 1.22% and return on average assets was 0.12% for 2004, as compared to -5.05% and -0.47% for the year ended December 31, 2003.

LOAN GROWTH & CREDIT QUALITY
Gross loans increased about $78 million when comparing December 31, 2004 to December 31, 2003. There are no loans past due over thirty days, neither are there any non-performing assets for the periods being reported or compared.

EARNINGS GUIDANCE
Jack Buchold, Chief Financial Officer stated, “While we expand the number of branches, add lending staff to accommodate the Roseville market, and closely monitor our loan quality, it is not expected that our costs of operation will abate.”

About The Bank Holdings

The Bank Holdings is the holding company for Nevada Security Bank. The Bank was incorporated in February 2001 and opened for business on December 27, 2001 with initial capitalization of over $14 million. The Bank currently has contributed capital of approximately $28 million and operates three branches, one in Incline Village and two in Reno. An approved branch office in Roseville, CA. is scheduled to open in March of this year, and the Spanish Springs, Nevada office will open in the second quarter of 2006. The President of the Bank, David A. Funk, is a long-time banker in the Reno area. For additional information, please visit www.nevadasecuritybank.com. The President of The Bank Holdings is Joseph Bourdeau, and Hal Giomi is the Chairman and Chief Executive Officer.

FORWARD LOOKING STATEMENT

The statements contained in this release that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Readers are cautioned not to unduly rely on forward-looking statements. Actual results may differ from those projected. These forward looking statements involve risks and uncertainties concerning the health of the national and Nevada economies, the Company’s abilities to attract and retain skilled employees, customers’ service expectations, the Company’s ability to successfully deploy new technology and gain efficiencies therefrom, success of branch expansion, changes in interest rates, loan portfolio performance, and other factors detailed in the Company’s Securities and Exchange Commission filings. The Company undertakes no obligation to publicly revise these forward looking statements to reflect subsequent events or circumstances.

FOR ADDITIONAL INFORMATION,
Please review the Company’s Form 10-KSB as filed with the SEC and/or CONTACT:

Hal Giomi, Chairman and Chief Executive Officer, or
Jack Buchold, Chief Financial Officer The Bank Holdings, or Nevada Security Bank
Mailing Address: P. O. Box 19579 (89511)
Physical Address: 9990 Double R. Blvd. (89521)
Reno, Nevada	Phone: 775-853-8600

FAX: 775-853-2068

Summary Selected Consolidated Financial Data
	Quarter Ended Dec.			Year Ended December 31,
	31, 2004	Quarter Ended Dec. 31, 2003		2004
	(Dollars in thousands, except per share data)
Condensed Income Statement
Interest income	$3,256		$1,735	$10,536
Interest expense	$1,080		$598	$3,669

Net interest income	$2,176		$1,137	$6,867
Provision for loan losses	$167		$55	$764
Non — interest income	$98		$195	$420
Non — interest expenses	$1,775		$1,187	$6,242
Provision for income taxes (1)	$—		$—	$—

Net income (loss)	$332		$90	$281

Period End Data
Assets	$246,842		$166,149	$246,842
Loans, gross	$160,708		$82,671	$160,708
Securities	$69,128		$74,763	$71,950
Deposits	$199,200		$148,747	$188,341
Other borrowed funds	$30,500		$6,125	$30,500
Shareholders’ equity	$27,376		$10,853	$27,376
Non-performing assets (3)	$—		$—	$—
Average Balance Sheet
Assets	$247,826		$157,422	$233,439
Loans, gross	$150,219		$69,020	$122,454
Deposits	$207,062		$142,669	$199,200
Shareholders’ equity	$27,715		$12,520	$23,090
Asset Quality
Non-performing assets (3)	$—		$—	$—
Allowance for loan losses	$1,586		$822	$1,586
Net Charge-offs	$—		$—	$—
Non-performing assets to total assets	$—		$—	$—
Allowance for loan losses to loans	0.99%		0.99%	0.99%
Net Charge-offs to average loans	$—		$—	$—
Per Common Share
Basic income (loss) per share	$0.44		$0.26	$0.11
Diluted income (loss) per share	$0.43		$0.26	$0.10
Book value per share	$9.21		$7.61	$9.21
Period end common shares outstanding	2,972,330		1,405,930	2,972,330
Weighted average shares outstanding – basic	2,972,160		1,405,930	2,615,991
Weighted average shares outstanding — diluted	3,082,634		1,405,930	2,703,845
Financial Ratios
Return on average assets	0.54%		0.23%	0.12%
Return on average equity	4.79%		2.88%	1.22%
Net interest margin (2)	3.72%		2.97%	3.12%
Tier 1 leverage capital ratio	11.01%		7.06%	11.01%
(1) The Company does not record a provision for income taxes as a result of net operating losses.
(2) Net interest income calculated on a fully-taxable equivalent basis divided by average interest-earning assets.
(3) Non-performing assets consists of loans 90 days or more delinquent and still accruing interest, investments or loans placed on non-accrual status, and other real estate owned . For all periods presented, there are none.

Summary Selected Consolidated Financial Data
	Quarter Ended Sept			Year Ended December 31,
	30, 2004	Quarter Ended Sept 30, 2003		2003
	(Dollars in thousands, except per share data)
Condensed Income Statement
Interest income	$2,683		$1,396	$5,250
Interest expense	$947		$533	$1,893

Net interest income	$1,736		$863	$3,357
Provision for loan losses	$207		$95	$602
Non — interest income	$45		$126	$893
Non — interest expenses	$1,716		$1,110	$4,213
Provision for income taxes (1)	$—		$—	$—

Net income (loss)	$(142)		$(216)	$(565)

Period End Data
Assets	$244,041		$151,077	$166,149
Loans, gross	$139,441		$63,467	$82,671
Securities	$78,144		$80,150	$74,763
Deposits	$206,296		$138,344	$148,747
Other borrowed funds	$10,000		$1,626	$6,125
Shareholders’ equity	$27,133		$10,695	$10,853
Non-performing assets (3)	$—		$—	$—
Average Balance Sheet
Assets	$246,617		$133,453	$121,017
Loans, gross	$130,078		$57,116	$50,214
Deposits	$206,324		$121,519	$108,163
Shareholders’ equity	$26,491		$11,142	$11,188
Asset Quality
Non-performing assets (3)	$—		$—	$—
Allowance for loan losses	$1,419		$767	$822
Net Charge-offs	$—		$—	$—
Non-performing assets to total assets	$—		$—	$—
Allowance for loan losses to loans	1.02%		1.21%	0.99%
Net Charge-offs to average loans	$—		$—	$—
Per Common Share
Basic income (loss) per share	$(0.05)		$(0.15)	$(0.40)
Diluted income (loss) per share	$(0.05)		$(0.15)	$(0.40)
Book value per share	$9.13		$7.61	$7.72
Period end common shares outstanding	2,970,930		1,405,930	1,405,930
Weighted average shares outstanding – basic	2,964,767		1,405,930	1,405,930
Weighted average shares outstanding — diluted	2,964,767		1,405,930	1,405,930
Financial Ratios
Return on average assets	(0.08)%		(.22)%	(0.47)%
Return on average equity	(0.72)%		(2.59)%	(5.05)%
Net interest margin (2)	2.94%		2.70%	2.91%
Tier 1 leverage capital ratio	11.13%		8.28%	7.06%
(1) The Company does not record a provision for income taxes as a result of net operating losses.
(2) Net interest income calculated on a fully-taxable equivalent basis divided by average interest-earning assets.
(3) Non-performing assets consists of loans 90 days or more delinquent and still accruing interest, investments or loans placed on non-accrual status, and other real estate owned . For all periods presented, there are none.

Summary Selected Consolidated Financial Data
	Quarter Ended June			Year Ended December 31,
	30, 2004	Quarter Ended June 30, 2003		2003
	(Dollars in thousands, except per share data)
Condensed Income Statement
Interest income	$2,458		$1,143	$5,250
Interest expense	$825		$413	$1,893

Net interest income	$1,633		$730	$3,357
Provision for loan losses	$170		$362	$602
Non — interest income	$122		$243	$893
Non — interest expenses	$1,499		$993	$4,213
Provision for income taxes (1)	$—		$—	$—

Net income (loss)	$86		$(382)	$(565)

Period End Data
Assets	$239,742		$110,477	$166,149
Loans, gross	$119,656		$55,349	$82,671
Securities	$104,857		$48,293	$74,763
Deposits	$196,165		$98,814	$148,747
Other borrowed funds	$17,000		$7	$6,125
Shareholders’ equity	$26,096		$11,269	$10,853
Non-performing assets (3)	$—		$—	$—
Average Balance Sheet
Assets	$235,941		$105,286	$121,017
Loans, gross	$114,526		$44,713	$50,214
Deposits	$197,874		$93,045	$108,163
Shareholders’ equity	$26,658		$11,449	$11,188
Asset Quality
Non-performing assets (3)	$—		$—	$—
Allowance for loan losses	$1,212		$672	$822
Net Charge-offs	$—		$—	$—
Non-performing assets to total assets	$—		$—	$—
Allowance for loan losses to loans	1.01%		1.21%	0.99%
Net Charge-offs to average loans	$—		$—	$—
Per Common Share
Basic income (loss) per share	$0.03		$(0.27)	$(0.40)
Diluted income (loss) per share	$0.03		$(0.27)	$(0.40)
Book value per share	$8.81		$8.02	$7.72
Period end common shares outstanding	2,960,430		1,405,930	1,405,930
Weighted average shares outstanding – basic	2,959,815		1,405,930	1,405,930
Weighted average shares outstanding — diluted	3,037,352		1,405,930	1,405,930
Financial Ratios
Return on average assets	0.15%		(1.45)%	(0.47)%
Return on average equity	1.29%		(13.35)%	(5.05)%
Net interest margin (2)	2.92%		2.93%	2.91%
Tier 1 leverage capital ratio	11.38%		10.68%	7.06%
(1) The Company does not record a provision for income taxes as a result of net operating losses.
(2) Net interest income calculated on a fully-taxable equivalent basis divided by average interest-earning assets.
(3) Non-performing assets consists of loans 90 days or more delinquent and still accruing interest, investments or loans placed on non-accrual status, and other real estate owned . For all periods presented, there are none.

Summary Selected Consolidated
Financial Data
	Quarter Ended March			Year Ended December 31,
	31, 2004	Quarter Ended March 31, 2003		2003
	(Dollars in thousands, except per share data)
Condensed Income Statement
Interest income	$2,139		$976	$5,250
Interest expense	$817		$349	$1,893

Net interest income	$1,322		$627	$3,357
Provision for loan losses	$220		$90	$602
Non — interest income	$155		$329	$893
Non — interest expenses	$1,252		$923	$4,213
Provision for income taxes (1)	$—		$—	$—

Net income (loss)	$5		$(57)	$(565)

Period End Data
Assets	$236,058		$93,815	$166,149
Loans, gross	$108,719		$35,531	$82,671
Securities	$112,192		$53,861	$74,763
Deposits	$207,017		$81,935	$148,747
Other borrowed funds	$1,000		$11	$6,125
Shareholders’ equity	$27,415		$11,538	$10,853
Non-performing assets (3)	$—		$—	$—
Average Balance Sheet
Assets	$200,171		$87,281	$121,017
Loans, gross	$94,602		$29,161	$50,214
Deposits	$180,690		$74,796	$108,163
Shareholders’ equity	$15,009		$11,756	$11,188
Asset Quality
Non-performing assets (3)	$—		$—	$—
Allowance for loan losses	$1,042		$310	$822
Net Charge-offs	$—		$—	$—
Non-performing assets to total assets	$—		$—	$—
Allowance for loan losses to loans	0.96%		0.87%	0.99%
Net Charge-offs to average loans	$—		$—	$—
Per Common Share
Basic income (loss) per share	$0.00		$(0.04)	$(0.40)
Diluted income (loss) per share	$0.00		$(0.04)	$(0.40)
Book value per share	$9.27		$8.21	$7.72
Period end common shares outstanding	2,958,430		1,405,930	1,405,930
Weighted average shares outstanding	1,718,746		1,405,930	1,405,930
Financial Ratios
Return on average assets	0.00%		(.07)%	-0.47%
Return on average equity	0.03%		(.48)%	-5.05%
Net interest margin (2)	2.79%		3.06%	2.91%
Tier 1 leverage capital ratio	13.75%		13.32%	7.06%
(1) The Company does not record a provision for income taxes as a result of net operating losses.
(2) Net interest income calculated on a fully-taxable equivalent basis divided by average interest-earning assets.
(3) Non-performing assets consists of loans 90 days or more delinquent and still accruing interest, investments or loans placed on non-accrual status, and other real estate owned . For all periods presented, there are none.